UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476

                    The Gabelli Global Multimedia Trust Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




                 (THE GABELLI GLOBAL MULTIMEDIA TRUST INC. LOGO)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                               Semi-Annual Report
                                  June 30, 2008

TO OUR SHAREHOLDERS,

     The Gabelli Global Multimedia Trust's (the "Fund") net asset value ("NAV") total return was down 23.78% during the first half of 2008, compared with losses of 13.55% and 10.57% for the Nasdaq Composite Index and for the Morgan Stanley Capital International ("MSCI") World Free Index, respectively. The total return for the Fund's publicly traded shares was (26.31)% during the first half of the year. On June 30, 2008, the Fund's NAV per share was $10.69, while the price of the publicly traded shares closed at $9.21 on the New York Stock Exchange.

     Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                                                 Since
                                                              Year to                                          Inception
                                                    Quarter     Date     1 Year   3 Year   5 Year   10 Year   (11/15/94)
                                                    -------   -------   -------   ------   ------   -------   ----------
GABELLI GLOBAL MULTIMEDIA TRUST
   NAV TOTAL RETURN (b) .........................    (7.60)%  (23.78)%  (27.42)%    2.34%    7.22%     5.47%    9.36%
   INVESTMENT TOTAL RETURN (c) ..................    (7.58)   (26.31)   (29.25)     2.89     7.76      6.17     8.80
Nasdaq Composite Index ..........................     0.61    (13.55)   (11.92)     3.69     7.16      1.93     8.39
MSCI World Free Index ...........................    (1.66)   (10.57)   (10.68)     8.88    11.99      4.19     7.91(d)
Lipper Global Multi-Cap Growth Fund Average .....    (0.14)   (10.30)    (6.89)    10.93    13.91      5.76     9.87

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2008:

Entertainment .........................................................    21.0%
Cable .................................................................     9.1%
Hotels and Gaming .....................................................     7.7%
Broadcasting ..........................................................     7.5%
Telecommunications: Regional ..........................................     7.3%
Publishing ............................................................     6.8%
Telecommunications: National ..........................................     6.7%
Wireless Communications ...............................................     6.4%
U.S. Government Obligations ...........................................     5.6%
Computer Software and Services ........................................     5.0%
Satellite .............................................................     2.2%
Telecommunications: Long Distance .....................................     2.2%
Electronics ...........................................................     2.2%
Consumer Services .....................................................     1.9%
Equipment .............................................................     1.9%
Diversified Industrial ................................................     1.7%
Retail ................................................................     1.6%
Consumer Products .....................................................     1.2%
Business Services: Advertising ........................................     0.8%
Business Services .....................................................     0.8%
Energy and Utilities ..................................................     0.2%
Food and Beverage .....................................................     0.1%
Computer Hardware .....................................................     0.1%
Financial Services ....................................................     0.0%
                                                                          -----
                                                                          100.0%
                                                                          =====

     THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

SHAREHOLDER MEETING - FINAL RESULTS

     The Annual Meeting of Shareholders was held on May 19, 2008 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, voted in favor of Proposal 1 to elect Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza as Directors of the Fund. A total of 10,389,750 votes, 10,394,796 votes, and 10,407,333 votes were cast in favor of each Director and a total of 1,783,637 votes, 1,778,591 votes, and 1,766,054 votes were withheld for each Director, respectively. Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, James P. Conn, and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

     The Annual Meeting was adjourned to June 9, 2008 solely in regards to Proposal 2, which concerned an amendment to the fundamental investment restriction regarding borrowing, due to insufficient shareholder votes. The reconvened meeting held on June 9, 2008 was adjourned with respect to Proposal 2 to June 30, 2008. On that date, common and preferred shareholders, voting together as a single class, and preferred shareholders, voting as a separate class, approved Proposal 2. A total of 7,988,512 votes and 458,934 votes were cast in favor of the proposal, 1,580,249 votes and 34,689 votes were cast against the proposal, and 406,083 votes and 29,319 votes abstained, respectively. The meeting was concluded after the tabulation of the shareholder votes.

     We thank you for your participation and appreciate your continued support.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ---------
             COMMON STOCKS -- 94.4%
             COPYRIGHT/CREATIVITY COMPANIES -- 39.1%
             BUSINESS SERVICES: ADVERTISING -- 0.8%
    55,000   Clear Channel Outdoor
                Holdings Inc., Cl. A+ ...............   $  1,229,000   $    980,650
    20,000   Harte-Hanks Inc. .......................        147,611        229,000
     4,200   Havas SA ...............................         20,733         15,474
     8,000   JC Decaux SA ...........................        196,558        203,923
     2,000   Publicis Groupe ........................         13,971         64,805
     4,000   R. H. Donnelley Corp.+ .................         47,531         12,000
    36,000   Trans-Lux Corp.+ .......................        265,430        129,600
                                                        ------------   ------------
                                                           1,920,834      1,635,452
                                                        ------------   ------------
             COMPUTER HARDWARE -- 0.1%
     1,500   Apple Inc.+ ............................         89,170        251,160
                                                        ------------   ------------
             COMPUTER SOFTWARE AND SERVICES -- 5.0%
    50,000   Activision Inc.+ .......................        602,858      1,703,500
    21,500   Alibaba.com Ltd.+ ......................         37,826         30,331
     5,000   America Online Latin
                America Inc., Cl. A+ (a) ............          2,150             10
     3,000   Atlus Co. Ltd.+ ........................         17,662         17,432
     3,230   EarthLink Inc.+ ........................         31,331         27,939
     5,000   eBay Inc.+ .............................        165,490        136,650
     3,000   Electronic Arts Inc.+ ..................        128,251        133,290
     1,000   EMC Corp.+ .............................          6,600         14,690
     8,000   Google Inc., Cl. A+ ....................      3,851,831      4,211,360
    10,000   Jupitermedia Corp.+ ....................         12,067         14,000
    16,000   Limelight Networks Inc.+ ...............        136,222         61,120
    16,000   NAVTEQ Corp.+ ..........................      1,193,986      1,232,000
   120,000   Yahoo! Inc.+ ...........................      3,317,213      2,479,200
                                                        ------------   ------------
                                                           9,503,487     10,061,522
                                                        ------------   ------------
             CONSUMER PRODUCTS -- 1.2%
    20,000   Mattel Inc. ............................        325,232        342,400
     3,600   Nintendo Co. Ltd. ......................      1,052,615      2,030,795
                                                        ------------   ------------
                                                           1,377,847      2,373,195
                                                        ------------   ------------
             ELECTRONICS -- 2.2%
     4,000   IMAX Corp.+ ............................         28,628         27,360
    32,000   Intel Corp. ............................        770,041        687,360
    11,000   LSI Corp.+ .............................         52,972         67,540
     3,570   Royal Philips Electronics NV ...........         29,368        120,666
    10,000   Samsung Electronics Co. Ltd., GDR (b) ..      1,805,500      2,987,429
    10,000   Sony Corp., ADR ........................        353,687        437,400
     6,000   Zoran Corp.+ ...........................         87,649         70,200
                                                        ------------   ------------
                                                           3,127,845      4,397,955
                                                        ------------   ------------

                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ---------
             ENTERTAINMENT -- 15.3%
   240,000   Aruze Corp .............................   $  5,785,919   $  7,119,650
     1,161   Corporacion Interamericana
                de Entretenimiento
                SAB de CV, Cl. B+ ...................          2,441          2,363
    22,000   Crown Media Holdings Inc.,
                Cl. A+ ..............................        106,890        104,280
    27,000   DreamWorks Animation
                SKG Inc., Cl. A+ ....................        649,933        804,870
    70,000   GMM Grammy
                Public Co. Ltd. .....................         55,457         27,217
    77,843   Liberty Global Inc., Cl. A+ ............        968,833      2,446,606
    75,000   Liberty Global Inc., Cl. C+ ............        906,299      2,277,000
    35,500   Liberty Media Corp. -
                Capital, Cl. A+ .....................        127,830        511,200
   142,000   Liberty Media Corp. -
                Entertainment, Cl. A+ ...............        671,107      3,440,660
     1,000   Live Nation Inc.+ ......................         17,269         10,580
    22,891   Macrovision
                Solutions Corp.+ ....................        434,858        342,449
     1,690   New Motion Inc.+ .......................         12,500          7,030
   100,000   Shaw Brothers
                (Hong Kong) Ltd. ....................        145,928        298,823
   210,000   SMG plc+ ...............................        250,707         57,514
    49,000   The Walt Disney Co. ....................        977,478      1,528,800
   230,000   Time Warner Inc. .......................      3,685,944      3,404,000
    75,000   Viacom Inc., Cl. A+ ....................      1,492,814      2,295,750
   155,000   Vivendi ................................      4,633,266      5,881,381
     3,000   Warner Music Group Corp. ...............         15,705         21,420
     3,000   World Wrestling
                Entertainment Inc., Cl. A ...........         33,305         46,410
                                                        ------------   ------------
                                                          20,974,483     30,628,003
                                                        ------------   ------------
             HOTELS AND GAMING -- 7.7%
   110,000   Boyd Gaming Corp. ......................      4,117,277      1,381,600
    13,000   Churchill Downs Inc. ...................        409,690        453,310
   144,500   Gaylord Entertainment Co.+ .............      3,588,316      3,462,220
     4,500   Greek Organization of
                Football Prognostics SA .............         48,690        157,147
     3,000   Host Hotels & Resorts Inc. .............         61,590         40,950
   128,000   International Game
                Technology ..........................      3,923,436      3,197,440
   482,352   Ladbrokes plc ..........................      4,839,234      2,466,763
    27,000   Las Vegas Sands Corp.+ .................      1,553,046      1,280,880
    25,000   Melco Crown
                Entertainment Ltd., ADR+ ............        377,380        233,000
    58,000   MGM Mirage+ ............................      2,191,287      1,965,620
    35,000   Pinnacle Entertainment Inc.+ ...........        676,332        367,150
     6,000   Starwood Hotels & Resorts
                Worldwide Inc. ......................        151,088        240,420

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ---------
             COMMON STOCKS (CONTINUED)
             COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
             HOTELS AND GAMING (CONTINUED)
     1,000   Wyndham Worldwide Corp. ................   $     27,561   $     17,910
     2,000   Wynn Resorts Ltd. ......................        141,810        162,700
                                                        ------------   ------------
                                                          22,106,737     15,427,110
                                                        ------------   ------------
             PUBLISHING  6.8%
    12,000   AH Belo Corp., Cl. A ...................        203,318         68,400
    20,000   Arnoldo Mondadori
                Editore SpA .........................         63,827        117,612
    90,000   Belo Corp., Cl. A ......................      1,126,476        657,900
     4,000   Gannett Co. Inc. .......................        184,490         86,680
     1,000   Idearc Inc. ............................          3,740          2,350
   105,000   Il Sole 24 Ore .........................        872,091        612,916
   144,400   Independent News &
                Media plc ...........................        193,226        354,668
       800   John Wiley & Sons Inc., Cl. B ..........          5,693         36,216
    48,000   Lee Enterprises Inc. ...................      1,003,829        191,520
    15,000   McClatchy Co., Cl. A ...................        352,791        101,700
     8,800   Media General Inc., Cl. A ..............        329,846        105,160
    22,000   Meredith Corp. .........................        572,606        622,380
   100,000   Nation Multimedia Group
                Public Co. Ltd.+ (a) ................         84,677         22,581
    50,000   New Straits Times
                Press Berhad ........................         35,757         24,484
   265,000   News Corp., Cl. A ......................      3,208,101      3,985,600
    40,000   News Corp., Cl. B ......................        396,739        614,000
   150,000   Oriental Press Group Ltd. ..............         46,315         21,546
    10,000   Playboy Enterprises Inc.,
                Cl. A+ ..............................         97,125         53,000
   974,000   Post Publishing
                Public Co. Ltd. (a) .................         47,100        150,608
     4,000   PRIMEDIA Inc. ..........................         25,576         18,640
     2,360   Sanoma WSOY Oyj ........................         63,150         52,280
     1,000   Scholastic Corp.+ ......................         16,500         28,660
   252,671   Singapore Press Holdings Ltd. ..........        742,032        789,278
       300   Spir Communication .....................         23,329         21,255
     3,000   Sun-Times Media Group Inc.,
                Cl. A+ ..............................         15,140          1,470
    15,000   Telegraaf Media Groep NV ...............        285,271        490,049
    60,000   The E.W. Scripps Co., Cl. A ............      2,766,937      2,492,400
    38,000   The McGraw-Hill
                Companies Inc. ......................      1,217,995      1,524,560
    11,091   United Business Media plc ..............        123,260        120,509
     4,000   Wolters Kluwer NV ......................         90,625         93,460
                                                        ------------   ------------
                                                          14,197,562     13,461,882
                                                        ------------   ------------
             TOTAL COPYRIGHT/ CREATIVITY
                COMPANIES ...........................     73,297,965     78,236,279
                                                        ------------   ------------


                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ---------
             DISTRIBUTION COMPANIES -- 55.3%
             BROADCASTING -- 7.5%
     1,560   Asahi Broadcasting Corp. ...............   $     62,912   $    239,469
     6,000   CanWest Global
             Communications Corp.+ (a) ..............         52,330         15,628
    12,000   CanWest Global
                Communications Corp.,
                Cl. A+ ..............................        104,661         32,480
    18,000   CanWest Global
                Communications Corp.,
                Sub-Voting+ .........................         92,011         48,544
    70,000   CBS Corp., Cl. A .......................        820,936      1,363,600
     6,400   Chubu-Nippon Broadcasting
                Co. Ltd. ............................        46,375         56,957
     6,527   Citadel Broadcasting Corp.+ ............         19,079          7,963
    29,000   Clear Channel
                Communications Inc. .................      1,099,413      1,020,800
    20,000   Cogeco Inc. ............................        388,830        608,022
     3,666   Corus Entertainment Inc.,
                Cl. B, New York .....................          7,463         65,621
    13,000   Corus Entertainment Inc.,
                Cl. B, Toronto ......................         26,464        231,902
     9,000   Cox Radio Inc., Cl. A+ .................         55,500        106,200
   120,000   Discovery Holding Co.,
                Cl. A+ ..............................      1,472,928      2,635,200
       166   Emmis Communications
                Corp., Cl. A+ .......................          1,741            418
    25,040   Fisher Communications Inc.+ ............      1,109,037        862,378
        28   Fuji Television Network Inc. ...........         61,010         42,191
   100,000   Gray Television Inc. ...................      1,072,934        287,000
    10,000   Gray Television Inc., Cl. A ............        105,542         45,000
    10,000   Grupo Radio Centro
                SAB de CV, ADR ......................         46,871        117,500
    30,000   Hearst-Argyle
                Television Inc. .....................        302,404        576,000
     4,550   Lagardere SCA ..........................        100,163        259,114
    34,000   Lin TV Corp., Cl. A+ ...................        495,214        202,640
     4,000   M6 Metropole Television ................         35,208         86,784
     5,140   Media Prima Berhad .....................              0          2,847
     6,200   Nippon Television
                Network Corp. .......................        894,726        708,838
     4,650   NRJ Group ..............................         22,694         47,734
     1,000   NTN Buzztime Inc.+ .....................            862            340
       500   Radio One Inc., Cl. A+ .................          5,510            705
     1,000   Radio One Inc., Cl. D+ .................         11,428          1,290
     1,500   RTL Group SA, Brussels .................         76,363        166,499
     3,500   RTL Group SA, New York .................        113,838        397,534
     1,906   SAGA Communications Inc.,
                Cl. A+ ..............................          9,709          9,549
    75,000   Salem Communications
                Corp., Cl. A ........................        912,076        147,750

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

                                                                          MARKET
  SHARES                                                    COST           VALUE
----------                                              ------------   ------------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             BROADCASTING (CONTINUED)
    80,000   Sinclair Broadcast Group Inc.,
                Cl. A ...............................   $    824,936   $    608,000
    25,000   Societe Television
                Francaise 1 .........................        249,649        418,412
     5,000   Spanish Broadcasting
                System Inc., Cl. A+ .................         43,950          5,700
    50,000   Television Broadcasts Ltd. .............        187,673        288,563
   140,000   Tokyo Broadcasting
                System Inc. .........................      2,676,428      2,656,684
       258   TV Asahi Corp. .........................        434,628        369,318
   240,000   TV Azteca SA de CV, CPO ................         58,305        153,358
    26,000   UTV Media plc ..........................        105,595         68,748
    17,333   UTV Media plc, NPR+ ....................              0          1,467
    75,000   Young Broadcasting Inc.,
                Cl. A+ ..............................        264,888         10,500
                                                        ------------   ------------
                                                          14,472,284     14,975,247
                                                        ------------   ------------
             BUSINESS SERVICES -- 0.8%
    15,000   BB Holdings Ltd.+ ......................         60,294         70,875
    11,244   Cockleshell Ltd.+ ......................              0         12,206
     1,000   Convergys Corp.+ .......................         17,738         14,860
   100,000   Ideation Acquisition Corp.+ ............        800,000        780,000
     6,000   Impellam Group plc+ ....................          8,600          9,621
     8,000   Interactive Data Corp. .................         52,250        201,040
     3,000   Moody's Corp. ..........................         72,575        103,320
     2,040   Shellproof Ltd.+ .......................          2,016          2,458
     1,500   Shellshock Ltd.+ .......................            851          1,957
       500   The Dun & Bradstreet Corp. .............          6,320         43,820
    37,000   The Interpublic Group of
                Companies Inc.+ .....................        366,305        318,200
                                                        ------------   ------------
                                                           1,386,949      1,558,357
                                                        ------------   ------------
             CABLE -- 9.1%
    16,578   Austar United
                Communications Ltd.+ ................         16,894         17,800
   197,000   Cablevision Systems Corp.,
                Cl. A+ ..............................      2,097,297      4,452,200
   600,000   Charter Communications Inc.,
                Cl. A+ ..............................      1,994,170        630,000
    40,400   Cogeco Cable Inc. ......................        828,167      1,465,921
    15,000   Comcast Corp., Cl. A ...................        347,167        284,550
    10,500   Comcast Corp., Cl. A,
                Special .............................         53,073        196,980
    15,000   Mediacom Communications
                Corp., Cl. A+ .......................        126,904         80,100
   214,690   Rogers Communications Inc.,
                Cl. B, New York .....................      1,041,694      8,299,915

                                                                          MARKET
  SHARES                                                    COST           VALUE
----------                                              ------------   ------------
    19,310   Rogers Communications Inc.,
                Cl. B, Toronto ......................   $    148,206   $    749,146
    22,000   Shaw Communications Inc.,
                Cl. B, New York .....................        103,451        447,920
    78,000   Shaw Communications Inc.,
                Cl. B, Toronto ......................        105,571      1,592,586
                                                        ------------   ------------
                                                           6,862,594     18,217,118
                                                        ------------   ------------
             CONSUMER SERVICES -- 1.9%
     1,000   1-800-FLOWERS.COM Inc.,
                Cl. A+ ..............................          9,790          6,450
     4,000   Bowlin Travel Centers Inc.+ ............          3,022          6,300
    20,000   H&R Block Inc. .........................        258,838        428,000
    90,000   IAC/InterActiveCorp+ ...................      2,330,242      1,735,200
   110,000   Liberty Media Corp. -
                Interactive, Cl. A+ .................        706,497      1,623,600
     2,000   Martha Stewart Living
                Omnimedia Inc., Cl. A+  .............         16,500         14,800
     4,000   TiVo Inc.+ .............................         27,942         24,680
                                                        ------------   ------------
                                                           3,352,831      3,839,030
                                                        ------------   ------------
             DIVERSIFIED INDUSTRIAL -- 1.7%
    28,500   Bouygues SA ............................        745,134      1,891,803
    18,432   Contax Participacoes
                SA, ADR .............................          7,572         26,539
    50,000   General Electric Co. ...................      1,695,100      1,334,500
     7,700   Hutchison Whampoa Ltd. .................         71,267         77,620
     7,908   Malaysian Resources Corp.
                Berhad ..............................         35,568          2,662
                                                        ------------   ------------
                                                           2,554,641      3,333,124
                                                        ------------   ------------
             ENERGY AND UTILITIES -- 0.2%
    20,000   El Paso Electric Co.+ ..................        160,876        396,000
                                                        ------------   ------------
             ENTERTAINMENT -- 5.7%
     1,000   Blockbuster Inc., Cl. A+ ...............          3,480          2,500
     3,150   British Sky Broadcasting
                Group plc, ADR ......................         56,080        117,778
    12,000   Canal+ Groupe ..........................         10,818        115,250
     4,005   Chestnut Hill Ventures+ (a) ............        241,092        112,741
   460,000   Grupo Televisa SA, ADR .................      7,036,883     10,865,200
    12,000   Regal Entertainment Group,
                Cl. A ...............................        161,110        183,360
     5,800   Triple Crown Media Inc.+ ...............         29,340          2,726
                                                        ------------   ------------
                                                           7,538,803     11,399,555
                                                        ------------   ------------
             EQUIPMENT -- 1.9%
    11,000   American Tower Corp.,
                Cl. A+ ..............................        131,710        464,750
     2,000   Amphenol Corp., Cl. A ..................          7,794         89,760
    85,000   Corning Inc. ...........................        753,509      1,959,250

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

                                                                         MARKET
  SHARES                                                    COST         VALUE
----------                                              ------------   ------------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             EQUIPMENT (CONTINUED)
     1,500   L-3 Communications Holdings Inc. ......    $     16,500   $    136,305
    50,000   Motorola Inc. .........................         538,801        367,000
    30,000   Nextwave Wireless Inc.+ ...............         218,023        121,200
     2,093   Nortel Networks Corp.+  ...............          56,394         17,139
    12,000   QUALCOMM Inc...........................          29,959        532,440
    40,000   Sycamore Networks Inc.+ ...............         136,260        128,800
     2,000   The Furukawa Electric Co. Ltd. ........           7,419          8,683
                                                        ------------   ------------
                                                           1,896,369      3,825,327
                                                        ------------   ------------
             FINANCIAL SERVICES -- 0.0%
     3,000   Interactive Brokers Group Inc., Cl.
                A+ .................................          68,739         96,390
                                                        ------------   ------------
             FOOD AND BEVERAGE -- 0.1%
     5,282   Compass Group plc .....................          37,648         39,927
     2,498   Pernod-Ricard SA ......................         175,325        256,627
                                                        ------------   ------------
                                                             212,973        296,554
                                                        ------------   ------------
             RETAIL -- 1.6%
    75,000   Best Buy Co. Inc. .....................       3,819,190      2,970,000
    10,000   Macy's Inc. ...........................         292,150        194,200
                                                        ------------   ------------
                                                           4,111,340      3,164,200
                                                        ------------   ------------
             SATELLITE -- 2.2%
     3,000   Asia Satellite
                Telecommunications Holdings Ltd. ...           5,693          4,617
    35,000   DISH Network Corp., Cl. A+ ............         372,313      1,024,800
     7,000   EchoStar Corp., Cl. A+  ...............          81,727        218,540
     1,000   Lockheed Martin Corp. .................          27,862         98,660
     6,000   PT Indosat Tbk, ADR ...................          58,079        217,380
        30   SKY Perfect JSAT Holdings Inc. ........          15,472         12,219
   110,000   The DIRECTV Group Inc.+ ...............       2,392,855      2,850,100
                                                        ------------   ------------
                                                           2,954,001      4,426,316
                                                        ------------   ------------
             TELECOMMUNICATIONS: LONG
                DISTANCE -- 2.2%
    15,000   AT&T Inc. .............................         353,822        505,350
     2,000   Embarq Corp. ..........................          61,748         94,540
    35,000   Philippine Long Distance
             Telephone Co., ADR ....................         597,989      1,869,700
    64,500   Sprint Nextel Corp. ...................         964,816        612,750
     1,000   Startec Global Communications
                Corp.+ (a) .........................           4,645              2
   600,000   Telecom Italia SpA ....................       1,660,799      1,209,182
    10,000   Windstream Corp. ......................          31,139        123,400
                                                        ------------   ------------
                                                           3,674,958      4,414,924
                                                        ------------   ------------

SHARES/                                                                  MARKET
 UNITS                                                      COST         VALUE
------                                                  ------------   ------------
             TELECOMMUNICATIONS: NATIONAL -- 6.7%
     9,000   BT Group plc, ADR .....................    $    375,870  $     357,570
     5,000   China Telecom Corp.
                Ltd., ADR ..........................         126,250        271,950
     5,000   China Unicom Ltd., ADR ................          38,450         92,600
    34,000   Compania de Telecomunicaciones
                de Chile SA, ADR ...................         556,750        195,840
   158,000   Deutsche Telekom AG, ADR ..............       2,198,641      2,586,460
    49,000   Elisa Oyj..............................         512,934      1,028,388
     1,389   FairPoint
                Communications Inc. ................          12,352         10,015
     3,000   France Telecom SA, ADR ................          48,120         88,890
     3,305   Hellenic Telecommunications
                Organization SA ....................          39,578         83,257
       500   Magyar Telekom
                Telecommunications plc, ADR ........           9,650         12,080
        50   Nippon Telegraph &
                Telephone Corp. ....................         230,089        244,856
     4,320   PT Telekomunikasi
             Indonesia, ADR ........................          18,513        139,320
     6,000   Rostelecom, ADR .......................          41,408        435,180
    44,000   Swisscom AG, ADR ......................       1,187,137      1,471,923
     2,844   Telecom Corp. of New
             Zealand Ltd., ADR .....................          24,405         38,422
    54,000   Telefonica SA, ADR ....................       1,314,668      4,297,320
    38,000   Telefonos de Mexico SAB
             de CV, Cl. L, ADR .....................         104,952        899,840
    18,172   TeliaSonera AB ........................          51,070        134,575
    38,000   Telmex Internacional SAB
                de CV, ADR+ ........................          72,932        611,800
     2,400   Telstra Corp. Ltd., ADR ...............          30,324         48,827
    20,000   tw telecom inc.+ ......................         341,155        320,600
       100   Virgin Media Inc. .....................           2,344          1,361
                                                        ------------   ------------
                                                           7,337,592     13,371,074
                                                        ------------   ------------
             TELECOMMUNICATIONS: REGIONAL -- 7.3%
    50,000   BCE Inc. ..............................       1,400,531      1,740,500
     4,266   Bell Aliant Regional
                Communications Income Fund .........          67,481        121,659
     2,537   Bell Aliant Regional
                Communications
                Income Fund+ (a)(b) ................          40,134         73,776
     4,000   Brasil Telecom
                Participacoes SA, ADR...............         231,475        293,480
    14,000   CenturyTel Inc. .......................         430,780        498,260
    80,000   Cincinnati Bell Inc.+ .................         514,610        318,400
    50,000   Citizens Communications Co. ...........         706,774        567,000

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ------------
             COMMON STOCKS (CONTINUED)
             DISTRIBUTION COMPANIES (CONTINUED)
             TELECOMMUNICATIONS: REGIONAL (CONTINUED)
   180,000   Qwest Communications
                International Inc. ..................   $    758,665   $    707,400
    18,432   Tele Norte Leste
                Participacoes SA, ADR ...............        244,808        459,141
    10,000   Telecom Argentina SA, ADR+ .............         26,440        142,500
    65,000   Telephone & Data Systems Inc. ..........      2,452,490      3,072,550
    50,000   Telephone & Data
                Systems Inc., Special ...............      1,950,017      2,205,000
    40,000   TELUS Corp. ............................        722,455      1,681,671
    73,660   Verizon Communications Inc. ............      2,458,049      2,607,564
                                                        ------------   ------------
                                                          12,004,709     14,488,901
                                                        ------------   ------------
             WIRELESS COMMUNICATIONS -- 6.4%
    90,000   America Movil SAB de CV,
                Cl. L, ADR ..........................        506,199      4,747,500
     8,000   Clearwire Corp., Cl. A+ ................        117,075        103,680
     2,513   Grupo Iusacell SA de CV+ ...............          9,492         24,367
       102   Hutchison Telecommunications
                International Ltd.+ .................             79            145
   240,000   Jasmine International Public
                Co. Ltd.+ (a) .......................          5,040          3,517
     1,200   NTT DoCoMo Inc. ........................      1,845,771      1,762,961
    30,000   Price Communications Corp.,
                Escrow+ (a) .........................              0              0
    10,800   Rural Cellular Corp., Cl. A+ ...........         22,788        480,708
    37,000   SK Telecom Co. Ltd., ADR ...............        828,800        768,490
       330   Tele Norte Celular
                Participacoes SA, ADR ...............          5,098          6,402
       503   Telemig Celular
                Participacoes SA, ADR ...............         14,537         29,928
     3,178   Tim Participacoes SA, ADR ..............         38,554         90,351
    30,000   United States Cellular Corp.+ ..........      1,127,334      1,696,500
    89,000   Vimpel-Communications, ADR .............        118,168      2,641,520
     9,401   Vivo Participacoes SA, ADR+ ............         22,019         59,790
     8,750   Vodafone Group plc, ADR ................        168,145        257,775
       200   Xanadoo Co.+ ..........................         143,565         63,000
                                                        ------------   ------------
                                                           4,972,664     12,736,634
                                                        ------------   ------------
             TOTAL DISTRIBUTION COMPANIES ...........     73,562,323    110,538,751
                                                        ------------   ------------
             TOTAL COMMON STOCKS ....................    146,860,288    188,775,030
                                                        ------------   ------------

                                                                         MARKET
SHARES                                                      COST         VALUE
------                                                  ------------   ------------
             PREFERRED STOCKS -- 0.0%
             BUSINESS SERVICES -- 0.0%
     2,159   Interep National Radio Sales Inc.,
                4.000% Cv. Pfd.,
                Ser. A (a)(b)(c)+ ...................   $    192,575   $          0
                                                        ------------   ------------
             RIGHTS -- 0.0%
             BROADCASTING -- 0.0%
     5,140   Media Prima Berhad,
                expire 07/18/08+ ....................          1,353          1,778
                                                        ------------   ------------
             WARRANTS -- 0.0%
             BROADCASTING -- 0.0%
     2,250   Granite Broadcasting Corp.,
                Ser. A, expire 06/04/12+ ............              0            112
       254   Granite Broadcasting Corp.,
                Ser. B, expire 06/04/12+ ............              0             64
     5,140   Media Prima Berhad,
                expire 07/31/08+ ....................            135            944
                                                        ------------   ------------
             TOTAL WARRANTS .........................            135          1,120
                                                        ------------   ------------

PRINCIPAL
AMOUNT
----------
             CONVERTIBLE CORPORATE BONDS -- 0.0%
             BUSINESS SERVICES -- 0.0%
$   50,000   BBN Corp., Sub. Deb. Cv.,
                6.000%, 04/01/12+ (a) ...............         49,478              0
                                                        ------------   ------------
             U.S. GOVERNMENT OBLIGATIONS -- 5.6%
11,128,000   U.S. Treasury Bills,
                1.203% to 1.961%++,
                07/03/08 to 10/09/08 ................     11,096,225     11,092,840
                                                        ------------   ------------
TOTAL INVESTMENTS -- 100.0% .........................   $158,200,054    199,870,768
                                                        ============
OTHER ASSETS AND LIABILITIES (NET) ..................                      (408,786)
PREFERRED STOCK
   (994,100 preferred shares outstanding) ...........                   (49,827,500)
                                                                       ------------
NET ASSETS -- COMMON STOCK
   (13,994,153 common shares outstanding) ...........                  $149,634,482
                                                                       ============
NET ASSET VALUE PER COMMON SHARE
   ($149,634,482 / 13,994,153 shares outstanding) ...                  $      10.69
                                                                       ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2008, the market value of fair valued securities amounted to $378,863 or 0.19% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of Rule 144A securities amounted to $3,061,205 or 1.53% of total investments.

(c)  Illiquid security.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CPO  Ordinary Participation Certificate

GDR  Global Depositary Receipt

NPR  NIL Paid Rights

                              % OF
                             MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE      VALUE
--------------------------   ------   ------------
North America ............     63.8%  $127,605,601
Europe ...................     14.7     29,324,047
Latin America ............      9.5     19,069,282
Japan ....................      7.9     15,707,452
Asia/Pacific .............      4.1      8,164,386
                             ------   ------------
Total Investments ........    100.0%   199,870,768
                             ======   ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $158,200,054) ....................   $199,870,768
   Foreign currency, at value (cost $9,626) .....................          9,233
   Dividends and interest receivable ............................        461,301
   Deferred offering expense ....................................         26,018
   Prepaid expense ..............................................          3,726
                                                                    ------------
   TOTAL ASSETS .................................................    200,371,046
                                                                    ------------
LIABILITIES:
   Payable to custodian .........................................        336,511
   Unrealized depreciation on swap contracts ....................        107,557
   Distributions payable ........................................         34,069
   Payable for investments purchased ............................         16,080
   Payable for investment advisory fees .........................        134,018
   Payable for payroll expenses .................................         88,342
   Payable for accounting fees ..................................          3,733
   Payable for shareholder communications expenses ..............         84,773
   Payable for legal and audit fees .............................         48,513
   Other accrued expenses .......................................         55,468
                                                                    ------------
   TOTAL LIABILITIES ............................................        909,064
                                                                    ------------
PREFERRED STOCK:
   Series B Cumulative Preferred Stock (6.00%, $25
      liquidation value, $0.001 par value, 1,000,000 shares
      authorized with 993,100 shares issued
      and outstanding) ..........................................     24,827,500
   Series C Cumulative Preferred Stock (Auction Rate,
      $25,000 liquidation value, $0.001 par value, 1,000
      shares authorized with 1,000 shares issued
      and outstanding) ..........................................     25,000,000
                                                                    ------------
   TOTAL PREFERRED STOCK ........................................     49,827,500
                                                                    ------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...............   $149,634,482
                                                                    ============
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
   CONSIST OF:
   Paid-in capital, at $0.001 par value .........................   $113,096,068
   Accumulated distributions in excess of net
      investment income .........................................        (16,457)
   Accumulated distributions in excess of net realized
      gain on investments, swap contracts, and
      foreign currency transactions .............................     (4,999,380)
   Net unrealized appreciation on investments ...................     41,670,714
   Net unrealized depreciation on swap contracts ................       (107,557)
   Net unrealized depreciation on foreign
      currency translations .....................................         (8,906)
                                                                    ------------
   NET ASSETS ...................................................   $149,634,482
                                                                    ============
   NET ASSET VALUE PER COMMON SHARE
      ($149,634,482 / 13,994,153 shares outstanding;
      196,750,000 shares authorized) ............................   $      10.69
                                                                    ============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $247,430) .................   $  2,724,433
   Interest .....................................................        103,159
                                                                    ------------
   TOTAL INVESTMENT INCOME ......................................      2,827,592
                                                                    ------------
EXPENSES:
   Investment advisory fees .....................................      1,104,602
   Shareholder communications expenses ..........................        111,764
   Payroll expenses .............................................         53,395
   Shareholder services fees ....................................         45,765
   Legal and audit fees .........................................         42,234
   Custodian fees ...............................................         40,913
   Directors' fees ..............................................         32,813
   Auction agent fees ...........................................         31,200
   Accounting fees ..............................................         22,500
   Interest expense .............................................            154
   Miscellaneous expenses .......................................         37,136
                                                                    ------------
   TOTAL EXPENSES ...............................................      1,522,476
   Less:
      Advisory fee reduction ....................................       (247,776)
      Custodian fee credits .....................................           (203)
                                                                    ------------
   NET EXPENSES .................................................      1,274,497
                                                                    ------------
   NET INVESTMENT INCOME ........................................      1,553,095
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized gain on investments .............................      1,121,343
   Net realized gain on swap contracts ..........................          1,589
   Net realized loss on foreign currency transactions ...........        (14,279)
                                                                    ------------
   Net realized gain on investments, swap contracts,
      and foreign currency transactions .........................      1,108,653
                                                                    ------------
   Net change in unrealized appreciation/depreciation:
      on investments ............................................    (48,895,829)
      on swap contracts .........................................       (123,431)
      on foreign currency translations ..........................        (12,422)
                                                                    ------------
   Net change in unrealized appreciation/depreciation on
      investments, swap contracts, and foreign
      currency translations .....................................    (49,031,682)
                                                                    ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS, SWAP CONTRACTS, AND
      FOREIGN CURRENCY ..........................................    (47,923,029)
                                                                    ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................    (46,369,934)
                                                                    ------------
Total Distributions to Preferred Shareholders ...................     (1,229,558)
                                                                    ------------
NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS .......................   $(47,599,492)
                                                                    ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                     SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 2008       YEAR ENDED
                                                                     (UNAUDITED)     DECEMBER 31, 2007
                                                                    -------------    -----------------
OPERATIONS:
   Net investment income ........................................    $  1,553,095       $    980,284
   Net realized gain on investments, swap contracts, and foreign
      currency transactions .....................................       1,108,653         12,760,725
   Net change in unrealized appreciation/depreciation on
      investments, swap contracts, and foreign currency
      translations ..............................................     (49,031,682)         3,734,091
                                                                     ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ................................................     (46,369,934)        17,475,100
                                                                     ------------       ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ........................................        (717,431)*         (292,363)
   Net realized short-term gain on investments, swap contracts,
      and foreign currency transactions .........................              --           (992,507)
   Net realized long-term gain on investments, swap contracts,
      and foreign currency transactions .........................        (512,127)*       (1,532,763)
                                                                     ------------       ------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ................      (1,229,558)        (2,817,633)
                                                                     ------------       ------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS .................................     (47,599,492)        14,657,467
                                                                     ------------       ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ........................................        (835,664)*       (1,091,095)
   Net realized short-term gain on investments, swap contracts,
      and foreign currency transactions .........................              --         (3,681,967)
   Net realized long-term gain on investments, swap contracts,
      and foreign currency transactions .........................        (596,526)*       (5,714,592)
   Return of capital ............................................      (2,766,266)*          (17,111)
                                                                     ------------       ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ...................      (4,198,456)       (10,504,765)
                                                                     ------------       ------------
FUND SHARE TRANSACTIONS:
   Net decrease from repurchase of common shares ................         (73,840)          (230,817)
                                                                     ------------       ------------
   NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ......         (73,840)          (230,817)
                                                                     ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
      COMMON SHAREHOLDERS .......................................     (51,871,788)         3,921,885
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ..........................................     201,506,270        197,584,385
                                                                     ------------       ------------
   End of period (including undistributed net investment income
      of $0 and $0, respectively) ...............................    $149,634,482       $201,506,270
                                                                     ============       ============

----------
* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS
                                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2008  ------------------------------------------------
                                                              (UNAUDITED)    2007       2006      2005       2004      2003
                                                             -------------  ------     ------    ------     ------    ------
SELECTED DATA FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..................      $14.39      $14.09     $11.77    $12.27     $10.56    $ 7.67
                                                                ------      ------     ------    ------     ------    ------
   Net investment income (loss) ..........................        0.11        0.10       0.29      0.16       0.04     (0.03)
   Net realized and unrealized gain (loss) on investments,
      swap contracts and foreign currency transactions ...       (3.42)       1.15       2.85      0.09       1.79      3.14
                                                                ------      ------     ------    ------     ------    ------
   Total from investment operations ......................       (3.31)       1.25       3.14      0.25       1.83      3.11
                                                                ------      ------     ------    ------     ------    ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
   Net investment income .................................       (0.05)*     (0.02)     (0.07)    (0.03)     (0.04)       --
   Net realized gain on investments, swap contracts, and
      foreign currency transactions ......................       (0.04)*     (0.18)     (0.12)    (0.13)     (0.09)    (0.13)
                                                                ------      ------     ------    ------     ------    ------
   Total distributions to preferred shareholders .........       (0.09)      (0.20)     (0.19)    (0.16)     (0.13)    (0.13)
                                                                ------      ------     ------    ------     ------    ------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
      TO COMMON SHAREHOLDERS RESULTING
      FROM OPERATIONS ....................................       (3.40)       1.05       2.95      0.09       1.70      2.98
                                                                ------      ------     ------    ------     ------    ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .................................       (0.06)*     (0.08)     (0.23)    (0.12)        --        --
   Net realized gain on investments, swap contracts, and
      foreign currency transactions ......................       (0.04)*     (0.67)     (0.40)    (0.48)        --        --
   Return of capital .....................................       (0.20)*     (0.00)(e)     --        --         --        --
                                                                ------      ------     ------    ------     ------    ------
   Total distributions to common shareholders ............       (0.30)      (0.75)     (0.63)    (0.60)        --        --
                                                                ------      ------     ------    ------     ------    ------
FUND SHARE TRANSACTIONS:
   Increase in net asset value from repurchase of
      common shares ......................................        0.00(e)     0.00(e)    0.00(e)   0.01       0.01      0.01
   Increase in net asset value from repurchase of
      preferred shares ...................................          --          --         --        --       0.00(e)     --
   Offering expenses charged to paid-in capital ..........          --          --         --     (0.00)(e)     --     (0.10)
                                                                ------      ------     ------    ------     ------    ------
   Total fund share transactions .........................        0.00(e)     0.00(e)    0.00(e)   0.01       0.01     (0.09)
                                                                ------      ------     ------    ------     ------    ------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON
      SHAREHOLDERS, END OF PERIOD ........................      $10.69      $14.39     $14.09    $11.77     $12.27    $10.56
                                                                ======      ======     ======    ======     ======    ======
   NAV total return + ....................................      (23.39)%      8.03%     26.65%      1.6%      16.2%     37.7%
                                                                ======      ======     ======    ======     ======    ======
   Market value, end of period ...........................      $ 9.21      $12.89     $12.27    $10.15     $10.68    $ 9.07
                                                                ======      ======     ======    ======     ======    ======
   Investment total return ++ ............................      (26.31)%     11.13%     27.89%      0.7%      17.8%     41.7%
                                                                ======      ======     ======    ======     ======    ======

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               SIX MONTHS
                                                                 ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2008    ---------------------------------------------------
                                                              (UNAUDITED)       2007       2006       2005       2004       2003
                                                             -------------    --------   --------   --------   --------   --------
SELECTED DATA FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred
      shares, end of period (in 000's) ...................     $199,462       $251,334   $247,412   $214,907   $223,739   $200,195
   Net assets attributable to common shares,
      end of period (in 000's) ...........................     $149,634       $201,506   $197,584   $165,079   $173,912   $150,195
   Ratio of net investment income (loss) to average
      net assets attributable to common shares before
      preferred share distributions ......................         1.81%(f)       0.46%      2.17%      1.44%      0.71%     (0.36)%
   Ratio of operating expenses to average net assets
      attributable to common shares net of advisory
      fee reduction, if any (b) ..........................         1.49%(f)       1.62%      1.79%      1.55%      1.87%      1.81%
   Ratio of operating expenses to average net assets
      including liquidation value of preferred shares net
      of advisory fee reduction, if any (b) ..............         1.15%(f)       1.32%      1.39%      1.20%      1.41%      1.35%
   Portfolio turnover rate +++ ...........................          1.9%          14.5%       9.8%      12.4%       7.5%      10.9%
PREFERRED STOCK:
   6.00% SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...........     $ 24,828       $ 24,828   $ 24,828   $ 24,828   $ 24,828   $ 25,000
   Total shares outstanding (in 000's) ...................          993            993        993        993        993      1,000
   Liquidation preference per share ......................     $  25.00       $  25.00   $  25.00   $  25.00   $  25.00   $  25.00
   Average market value (c) ..............................     $  24.02       $  24.14   $  24.12   $  25.00   $  24.84   $  25.28
   Asset coverage per share ..............................     $ 100.08       $ 126.10   $ 124.13   $ 107.83   $ 112.26   $ 100.10
   SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...........     $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Total shares outstanding (in 000's) ...................            1              1          1          1          1          1
   Liquidation preference per share ......................     $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Average market value (c) ..............................     $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Asset coverage per share ..............................     $100,075       $126,101   $124,134   $107,825   $112,257   $100,097
   ASSET COVERAGE (d) ....................................          400%           504%       497%       431%       449%       400%


----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003 would have been 14.8%,
     16.5%, 14.5%, 8.9%, and 17.5%, respectively.

* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

(a) Calculated based upon average common shares outstanding on the record dates throughout the year.

(b) For the six months ended June 30, 2008 and the fiscal years ended December 31, 2007, 2006, and 2005, the effect of the custodian fee credits was minimal.

(c)  Based on weekly prices.

(d)  Asset coverage is calculated by combining all series of preferred stock.

(e)  Amount represents less than $0.005 per share.

(f)  Annualized.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on November 15, 1994. The Fund's primary objective is long-term growth of capital with income as a secondary objective.

     The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                    INVESTMENTS IN       OTHER FINANCIAL
                                                      SECURITIES     INSTRUMENTS (UNREALIZED
VALUATION INPUTS                                    (MARKET VALUE)        DEPRECIATION)*
-----------------                                   --------------   -----------------------
Level 1 - Quoted Prices .........................    $188,646,030                  --
Level 2 - Other Significant Observable Inputs ...      11,111,995           $(107,557)
Level 3 - Significant Unobservable Inputs .......         112,743                  --
                                                     ------------           ---------
TOTAL ...........................................    $199,870,768           $(107,557)
                                                     ============           =========

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                      INVESTMENTS
                                                     IN SECURITIES
                                                    (MARKET VALUE)
                                                    --------------
BALANCE AS OF 12/31/07 ..........................      $114,186
Accrued discounts/premiums ......................            --
Realized gain (loss) ............................         2,573
Change in unrealized appreciation/depreciation ..        (1,443)
Net purchases (sales) ...........................        (2,573)
Transfers in and/or out of Level 3 ..............            --
                                                       --------
BALANCE AS OF 06/30/08 ..........................      $112,743
                                                       ========


     In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap,

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2008 are as follows:

  NOTIONAL                    FLOATING RATE*      TERMINATION   NET UNREALIZED
   AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE       DEPRECIATION
-----------   ----------   --------------------   -----------   --------------
$10,000,000      4.32%           2.45563%           04/04/13      $(107,557)

----------
*    Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2008, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

     Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the year ended December 31, 2007 was as follows:

                                                   COMMON      PREFERRED
                                                -----------   ----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ..   $ 4,842,031   $1,300,869
Net long-term capital gains .................     5,645,623    1,516,764
Return of capital ...........................        17,111           --
                                                -----------   ----------
Total distributions paid ....................   $10,504,765   $2,817,633
                                                ===========   ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     As of December 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation on investments ...............   $88,708,126
Net unrealized appreciation on foreign currency and swap
   contracts  ............................................        19,390
Other temporary differences* .............................    (3,157,420)
                                                             -----------
Total ....................................................   $85,570,096
                                                             ===========

----------
* Other temporary differences is primarily due to qualified five year tax gain adjustments.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                          GROSS         GROSS       NET UNREALIZED
                                       UNREALIZED     UNREALIZED     APPRECIATION
                           COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                       ------------   ------------   ------------   --------------
Investments ........   $159,992,932    $63,848,133   $(23,970,297)    $39,877,836
Swap contracts .....             --             --       (107,557)       (107,557)
                       ------------    -----------   ------------     -----------
                       $159,992,932    $63,848,133   $(24,077,854)    $39,770,279
                       ============    ===========   ============     ===========

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

     For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2008, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense on any of the outstanding Preferred Stock. Thus, management fees with respect to the liquidation value of the preferred share assets were reduced by $247,776.

     During the six months ended June 30, 2008, the Fund paid brokerage commissions on security trades of $7,781 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2008, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the six months ended June 30, 2008 the Fund paid or accrued $53,395, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $4,079,237 and $23,007,777, respectively.

5. CAPITAL. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2008, the Fund repurchased 7,200 shares of its common stock in the open market at a cost of $73,840 and an average discount of approximately 12.96% from its NAV. All shares of common stock repurchased have been retired.

     Transactions in common stock were as follows:

                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2008          YEAR ENDED
                                                       (UNAUDITED)       DECEMBER 31, 2007
                                                    -----------------   -------------------
                                                    SHARES    AMOUNT     SHARES     AMOUNT
                                                    ------   --------   -------   ---------
Net decrease from repurchase of common shares ...   (7,200)  $(73,840)  (17,000)  $(230,817)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     At the Fund's November 14, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer additional preferred shares. The shelf registration was declared effective by the SEC on June 12, 2008.

     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2008, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At June 30, 2008, 993,100 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $20,690.

     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. If the number of Series C Auction Rate Cumulative Preferred Stock subject to bid orders by potential holders is less than the number of Series C Auction Rate Cumulative Preferred Stock subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Auction Rate Cumulative Preferred Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 2.926% to 5.350% for the six months ended June 30, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2008, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2008, 1,000 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 3.211% per share and accrued dividends amounted to $13,379.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                     BOARD CONSIDERATION AND RE-APPROVAL OF
                    INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Board Members"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Management Agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 22, 2008, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Management Agreement.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and their performance and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUND: FEES AND EXPENSES. The Independent Board Members considered the Fund's management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members recognized that the investment advisory fee paid by the Fund and the Fund's overall expense ratio is higher than average for its peer group, but concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(B) PROFITABILITY AND COSTS OF SERVICES TO ADVISER. The Independent Board Members considered the Adviser's overall profitability and costs, and proforma estimates of the Adviser's profitability and costs attributable to the Fund: (i) as part of the Gabelli/GAMCO fund complex; and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser's profitability was at an acceptable level. The Independent Board Members also noted that a substantial portion of the Fund's portfolio transactions were executed by an affiliated broker, and that the affiliated broker received commissions from the Fund. The Adviser received a moderate amount of soft dollar benefits (but no third party research services) from unaffiliated brokers through the Fund's portfolio brokerage.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT
                   ADVISORY AGREEMENT (CONTINUED) (UNAUDITED)

EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. They also recognized that the Adviser has agreed to reduce the management fee on incremental assets attributable to the preferred shares if the total return of the common shares does not exceed a specified amount (e.g., the dividend rate paid on preferred shares). The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.

The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund's current fee schedule (without breakpoint) was considered reasonable.

OTHER RELEVANT CONSIDERATIONS.

(A) ADVISER PERSONNEL AND METHODS. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser's fundamental research capabilities, and the Adviser's approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(B) OTHER BENEFITS TO THE ADVISER. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received, over the long-term, satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

                                    (FLAGS)

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS
Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Laurissa M. Martire
   VICE PRESIDENT

Agnes Mullady
   TREASURER AND SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                     6.00%
                        Common     Preferred
                      ----------   ---------
NYSE-Symbol:             GGT        GGT PrB
Shares Outstanding:   13,994,153    993,100

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                              SEMI ANNUAL REPORT
                                                                JUNE 30, 2008

                                                                     GGT Q2/2008

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                                  (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                   SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED            PER SHARE (OR UNIT)           OR PROGRAMS                    OR PROGRAMS
=============================================================================================================================
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 14,001,353
01/01/08
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
01/31/08
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 14,001,353
02/01/08
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
02/28/08
=============================================================================================================================
Month #3     Common - 5,800            Common - $10.3531          Common - 5,800             Common - 14,001,353 - 5,800 =
03/01/08                                                                                     13,995,553
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
03/31/08                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 13,995,553
04/01/08
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
04/30/08
=============================================================================================================================
Month #5     Common - 1,400            Common - $10.8164          Common - 1,400             Common - 13,995,553 - 1,400 =
05/01/08                                                                                     13,994,153
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
05/31/08                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 13,994,153
06/01/08
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
06/30/08
=============================================================================================================================
Total        Common - 7,200            Common - $10.4632          Common - 7,200             N/A

             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     The Gabelli Global Multimedia Trust Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     9/3/08
    ----------------------------------------------------------------------------



 * Print the name and title of each signing officer under his or her signature.